UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Firstfield Road, Suite 200 Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

Supplemental Disclosure

As previously disclosed in the Current Report on Form 8-K filed by Altimmune, Inc. (“Altimmune” or the “Company”) on May 8, 2017, on May 4, 2017, the Company, formerly known as PharmAthene, Inc., completed its business combination (the “Merger”) with what was then known as Altimmune, Inc. in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 18, 2017 (as amended on March 29, 2017 and as further amended from time to time, the “Merger Agreement”).

Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, each of which are filed herewith and incorporated by reference herein, contain certain supplemental disclosure regarding Altimmune.

Annual Meeting of the Company’s Stockholders

The Board of Directors of the Company has determined that the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), will occur on or about October 13, 2017, instead of September 7, 2017 as previously disclosed in the Company’s Current Report on Form 8-K filed on June 9, 2017. The Board has set August 18, 2017 as the new record date for the 2017 Annual Meeting. Additional information about the 2017 Annual Meeting will be included in the Company’s proxy materials. Because the anticipated date of the 2017 Annual Meeting has been changed to a date that is more than 30 days later than the one-year anniversary date of the Company’s 2016 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Amended and Restated Bylaws (the “Bylaws”), the deadlines applicable to stockholder proposals have changed.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company not later than the close of business on August 27, 2017. Any such proposal should be delivered to the Company at 19 Firstfield Road, Suite 200 Gaithersburg, Maryland, Attention: Corporate Secretary and must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting.

In accordance with the Company’s Bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2017 Annual Meeting, written notice must be received by the Company not later than August 27, 2017 by delivering such nominations or proposals in writing to the Company at 19 Firstfield Road, Suite 200 Gaithersburg, Maryland, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s Bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2017 Annual Meeting otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

99.1	Altimmune’s Business, prepared in accordance with Item 101 of Regulation S-K (incorporated herein by reference to the information on pages 193 through 231 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.2	Altimmune’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2016, prepared in accordance with Item 303 of Regulation S-K (incorporated herein by reference to the information on pages 232 through 252 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.3	Certain Supplemental Disclosure regarding Altimmune, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright Title: President and Chief Executive Officer

Dated August 17, 2017

EXHIBIT INDEX

No.	Description

99.1	Altimmune’s Business, prepared in accordance with Item 101 of Regulation S-K (incorporated herein by reference to the information on pages 193 through 231 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.2	Altimmune’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2016, prepared in accordance with Item 303 of Regulation S-K (incorporated herein by reference to the information on pages 232 through 252 of the Form S-4/A filed on March 31, 2017 (File No. 333-217034))

99.3	Certain Supplemental Disclosure regarding Altimmune, Inc.